EXHIBIT 99.1

UNANIMOUS WRITTEN CONSENT OF

THE OFFICERS AND DIRECTORS OF

PGI INCORPORATED

Effective as of December 21, 2022

The undersigned, being all of the remaining Officers and Directors of PGI INCORPORATED, a Florida corporation (the “Company”), do hereby consent to and adopt the following actions and resolutions:

WHEREAS, the Company was founded in 1958, and up until the mid-1990’s was in the business of building and selling homes, developing and selling home sites, and selling undeveloped or partially developed tracts of land;

WHEREAS, over the majority of the last thirty (30) years the Company’s business focus and emphasis changed as it concentrated its efforts and activities on the sale of the remaining real estate assets of the Company, to repay its indebtedness, and to pay the ordinary on-going administrative costs of the Company;

WHEREAS, the Company has had limited assets and opportunities for a number of years and its debts and obligations now exceed and have for many years exceeded the Company’s assets;

WHEREAS, for a number of years the Company’s independent accountants have advised that there was substantial doubt as to the Company’s ability to continue as a going concern, and Company management has reflected this position in the Company’s SEC filings;

WHEREAS, as reflected in historical SEC filings by the Company, in early 2019, the Board of Directors of PGI concluded that as of 2017, PGI met and continues to meet all conditions under which a registrant may be deemed an “Inactive Entity” as that term is defined or contemplated in Rule 3-11 of Regulation S‑X and as the term “Inactive Registrant” is further contemplated in the Securities and Exchange Commission’s Division of Corporation Finance’s Financial Reporting Manual section 1320.2;

WHEREAS, the Florida Department of Environmental Protection “(FDEP”) advised on May 8, 2020, in its Conditional Site Rehabilitation Completion Order, that the Company had satisfied the rehabilitation requirements for the parcel of land of approximately seven acres, and known as the Sugarmill Woods Golf Maintenance Facility (“Maintenance Facility Site”), which FDEP had been judged to be a “contaminated site” in May 1995;

WHEREAS, the Maintenance Facility Site has been actively marketed and has had several unsuccessful third-party transactions which indicate such real property having an aggregate net value of no more than $200,000;

WHEREAS, as reflected in the Company’s Form 10Q for the quarter ending September 30, 2022 filed with the Securities and Exchange Commission (the “SEC”), the Company’s remaining land inventory consists of:

(a)

The Maintenance Facility Site and four minor parcels with certain easement rights all being located in Citrus County, Florida, owned by the Company’s wholly owned subsidiary, Sugarmill Woods, Inc.; and

(b)

Approximately eleven (11) parcels located in Charlotte County, Florida owned by the Company’s wholly owned subsidiary, Punta Gorda Isles Sales, Inc. comprising approximately fifty-eight (58) acres of land, the market value and development value of which is severely limited or non-existent as the result of being encumbered by easements in favor of others, property owner association dedications, wetlands and other environmental constraints

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WHEREAS, none of the Company nor any of its wholly owned subsidiaries, to wit, Sugarmill Woods, Inc, a Florida corporation, Punta Gorda Isles Sales, Inc., a Florida corporation, Burnt Store Marina, Inc., a Florida corporation, Burnt Store Utilities, Inc., a Florida corporation, and Gulf Coast Credit Corporation, a Florida corporation (collectively, “Subsidiaries”) have any other material assets;

WHEREAS, the costs of continued operations, including insurance, administrative expenses, SEC filings, tax return preparation and filing, and other expenses of the Company far exceed any income to which the Company is or reasonably could be entitled, and for all purposes the Company has not had any substantive business activities or active operations for many years and continued operations of the Company result in the Company incurring even more debt without the reasonable likelihood of recoupment;

WHEREAS, (a) the net cash used in operational activities for the nine (9) months ending September 30, 2022 was $38,000, (b) net cash used in operational activities for the year ended December 31, 2021 was $23,000, (c) net cash used for operational activities for the year ended December 31, 2020 was $228,000, and (d) the Company had a remaining cash balance on hand as of September 30, 2022 of $20,000;

WHEREAS, as reflected in historical SEC filings by the Company, the Company (and/or its affiliates) is indebted to Love-1989 Florida Partners, L.P., a Missouri limited partnership and Love Investment Company, a Missouri corporation (collectively, the “89FPLIC Creditors”) in the aggregate amount of $52,709,835.59, all of which is past due and owing and evidenced and secured by Convertible Secured Debentures in favor of the 89FPLIC Creditors (the “Convertible Secured Debentures”);

WHEREAS, as reflected in historical SEC filings by the Company, the Company (and/or its affiliates) were parties to an agreement with Deutsch Bank Trust Company Americas (formerly known as Bankers Trust Company) as trustee pursuant to that certain Indenture dated May 1, 1972 (the “Indenture”), as to which Indenture the Company executed that certain Tolling Agreement dated April 15, 1998 for the purpose of tolling the application of the statute of limitations to said Indenture and the Company thereafter executed twenty-four (24) separate annual amendments to said tolling agreement such that the current Termination Date thereof (as defined therein) is May 1, 2023;

WHEREAS, the Company has been administratively dissolved by the Florida Secretary of State for failure to file an annual report for the 2022 calendar year; and

WHEREAS, Love Investment Company, a Missouri corporation (which corporation is an affiliate of Laurence A. Schiffer and Andrew S. Love) has offered to purchase the Maintenance Facility Site for a purchase price of $200,000.00, said purchase price being consistent with the last opinions on valuation and third party offers for such property received by the Company and is further estimated to be equal to or more than the current fair market value of the said land.

NOW, THEREFORE, BE IT RESOLVED, that the Officers and Directors of the Company, on behalf of both the Company and the Company on behalf of its wholly owned subsidiaries agree as follows:

BE IT HEREBY RESOLVED, that given the lack of prospects for future business operations, it is in the best interest of the Company and its Subsidiaries to cease operations and allow the dissolution and begin the winding up of their affairs;

FURTHER RESOLVED, that it is in the best interest of the Company and its Subsidiaries for the Maintenance Facility Site to be sold to Love Investment Company for a purchase price of Two Hundred Thousand Dollars ($200,000.00) on an expedited basis, with the Company and the purchaser to each bear such closing costs as are customary in the state of Florida;

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FURTHER RESOLVED, in light of the preferred and secured nature of the indebtedness evidenced and secured by the Convertible Secured Debentures, that the net sales proceeds of the sale of the Maintenance Facility Site be paid to the 89FPLIC Creditors in partial repayment of the indebtedness evidenced and secured by the Convertible Secured Debentures;

FURTHER RESOLVED, that the Company should not execute any future tolling agreements with regard to the Indenture;

FURTHER RESOLVED, that it is in the best interest of the Company to file a Form 8K with the SEC describing the administrative dissolution of the Company by the State of Florida as a Material Event and further describing the proposed sale of the Maintenance Facility Site to Love Investment Company, and the distribution of net sales proceeds to the 89FPLIC Creditors;

FURTHER RESOLVED, that it is in the best interest of the Company to file a final Form 10K with the SEC in first quarter 2023;

FURTHER RESOLVED, that the President and Secretary of the Company (either of them acting alone) are each hereby authorized and directed to cause the Company to take any and all actions authorized by these resolutions and/or in furtherance thereof; and

FURTHER RESOLVED, that the President and Secretary of the Company (either of them acting alone) are each hereby authorized and directed to deliver a certified copy of this Unanimous Written Consent to any person with a business need therefor, and to certify that the foregoing resolutions were duly adopted and that the provisions thereof are in full conformity with the Articles of Incorporation and Bylaws of the Company.

The undersigned further warrant and certify as follows:

1.	There have been no changes in or amendments to the Articles of Incorporation of the Company except as reflected in Exhibit A attached hereto.

2.

Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, duly adopted by the Board of Directors, and said Bylaws have not been [further] amended and are in full force and effect on the date hereof.

3.	That the following person or persons now hold the positions indicated below.

Position/Title	Name

President, Chief Executive Officer and Chief Financial Officer Board of Directors Member Vice Chairman of Board of Directors	Laurence A. Schiffer
Secretary Board of Directors Member Chairman of Board of Directors	Andrew S. Love

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4.	That the foregoing resolutions are in full force and effect, have not been amended or rescinded.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed and the Company seal affixed hereto this 21st day of December, 2022.

/s/Laurence A. Schiffer Laurence A. Schiffer President, Chief Executive Officer and Chief Financial Officer, Board of Directors Member and Vice Chairman of Board of Directors
[SEAL]
/s/Andrew S. Love Andrew S. Love Secretary, Board of Directors Member, and Chairman of Board of Directors

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EXHIBIT B - BYLAWS

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